UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 7, 2009

Altair Nanotechnologies Inc.
(Exact Name of Registrant as Specified in its Charter)

Canada	1-12497	33-1084375
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

204 Edison Way Reno, NV	89502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:
(801) 858-3750

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

TABLE OF CONTENTS

Item 2.02	Results of Operations and Financial Conditions

Item 9.01	Exhibits

SIGNATURES

EXHIBIT INDEX

EX. 99.1:	Press Release

Item 2.02    Results of Operations and Financial Conditions

On May 7, 2009, Altair Nanotechnologies Inc. (the "Company") issued a press release entitled “Altair Nanotechnologies Reports First Quarter 2009 Fianancial Results” reporting financial results for the first quarter ended March 31, 2009. The full text of the press release is provided herewith as Exhibit 99.1.

The information in this Report on Form 8K (including the exhibits) shall not be deemed to be "filed" for  purposes of Section 18 of the  Securities  Exchange Act of 1934,  as amended  (the  "Exchange  Act"),  or  otherwise  subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended,  or the Exchange Act, except as expressly set forth by specific  reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued by Altair Nanotechnologies, Inc. dated May 7, 2009 entitled “Altair Nanotechnologies Reports First Quarter 2009 Fianancial Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.

Dated: May 7, 2009	By:	/s/ John Fallini
John Fallini, Chief Financial Officer